UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2014
Date of Report (Date of Earliest Event Reported)

TALON REAL ESTATE HOLDING CORP.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-53917	26-1771717
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Wayzata Boulevard Suite 1070 Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(612) 604-4600
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 is being filed to amend and supplement the Current Report on Form 8-K of Talon Real Estate Holding Corp., originally filed with the Securities and Exchange Commission on June 3, 2014, reporting the acquisition of the Minneapolis Mart building and certain other assets located at 10301 Bren Road West, Minnetonka, MN and indicating under Items 9.01(a) and 9.01 (b) that the required financial statements of businesses acquired and pro forma financial information would be filed by amendment. This Amendment No. 1 is being filed to include such financial statements and financial information.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.  The following financial statements are filed herewith:

•

Audited financial statements of Bren Road, LLC as of and for the year ended December 31, 2013

•

Unaudited financial statements of Bren Road, LLC as of and for the three months ended March 31, 2014

(b)

Pro Forma Financial Information.  The following pro forma financial information is filed herewith:

•

Unaudited pro forma condensed combined balance sheet as of March 31, 2014

•

Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013

•

Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2014

•

Notes to unaudited pro forma condensed combined financial statements

(d)

Exhibits.

10.1

Contribution Agreement between Talon OP, L.P. and Bren Road, LLC, dated May 29, 2014*

10.2

Assignment and Assumption Agreement and Consent between Bren Road, LLC, Talon Bren Road, LLC, and Bell State Bank & Trust, dated May 29, 2014*

10.3

Promissory Note between Talon Bren Road, LLC and Bell State Bank & Trust, dated May 29, 2014*

10.4

Loan Agreement between Bren Road, LLC and Bell State Bank & Trust, dated May 29, 2014, as amended*

10.5

Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing between Bren Road, LLC and Bell State Bank & Trust, dated May 29, 2014, as amended*

23.1

Consent of Wipfli LLP

99.1

Audited financial statements of Bren Road, LLC as of and for the year ended December 31, 2013 and unaudited financial statements of Bren Road, LLC as of and for the three months ended March 31, 2014

99.2

Unaudited pro forma condensed combined financial statements and notes

*  Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON REAL ESTATE HOLDING CORP.

Date: August 14, 2014	/s/ MG Kaminski
Matthew G. Kaminski
Chief Executive Officer

Index to Exhibits

Exhibit No.	Description	Manner of Filing

10.1	Contribution Agreement between Talon OP, L.P. and Bren Road, LLC, dated May 29, 2014	Previously filed
10.2	Assignment and Assumption Agreement and Consent between Bren Road, LLC, Talon Bren Road, LLC, and Bell State Bank & Trust, dated May 29, 2014	Previously filed
10.3	Promissory Note between Talon Bren Road, LLC and Bell State Bank & Trust, dated May 29, 2014	Previously filed
10.4	Loan Agreement between Bren Road, LLC and Bell State Bank & Trust, dated May 29, 2014, as amended	Previously filed
10.5	Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing between Bren Road, LLC and Bell State Bank & Trust, dated May 29, 2014, as amended	Previously filed
23.1	Consent of Wipfli LLP	Filed Electronically
99.1	Audited financial statements of Bren Road, LLC as of and for the year ended December 31, 2013 and unaudited financial statements of Bren Road, LLC as of and for the three months ended March 31, 2014	Filed Electronically
99.2	Unaudited pro forma condensed combined financial statements and notes	Filed Electronically